Licensing revenue and deferred revenue	12 Months Ended
Dec. 31, 2017
Revenue and deferred revenue [Abstract]
Revenue and deferred revenue
Licensing revenue and deferred revenue
We recorded licensing revenue of $418,000 for the year ended December 31, 2017 compared to $118,000 for the year ended December 31, 2016.
The increase in licensing revenue was the result of receiving $300,000 from Merck Animal Health ("MAH") in 2017. MAH entered into an agreement with us on April 17, 2017 whereby we granted them worldwide rights to develop and commercialize our patented nanomicellar voclosporin ophthalmic solution (“VOS”) for the treatment of Dry Eye Syndrome in dogs. Under the terms of the agreement, we received a Technology Access fee of $300,000.
We also recorded $118,000 in 2017 (2016-$118,000) as license revenue from the ongoing amortization of deferred revenue related to an upfront license payment of $1,500,000 received in 2010 pursuant to the 3Sbio Inc. license agreement. On August 23, 2010, the Company and 3SBio, Inc. (3SBio) completed a Development, Distribution and License Agreement for voclosporin for the territories of China, Hong Kong and Taiwan. The transaction with 3SBio included a non-refundable licensing fee of $1,500,000, which was originally recorded as deferred revenue. At December 31, 2017 deferred revenue remaining to be amortized was $560,000 of which $118,000 was allocated to the current portion and $442,000 to the long-term portion. This deferred revenue is being amortized into licensing revenue on a straight line basis to 2022.